UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2021

VistaGen Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

NV	000-54014	20-5093315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

343 Allerton Ave. South San Francisco, CA 94090
(Address of principal executive offices)

(650) 577-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VTGN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 17, 2021, VistaGen Therapeutics, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the ”Annual Meeting”). The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal No. 1 – Election of Directors

	For	Withheld
Jon S. Saxe, J.D., LL.M.	94,491,353	32,473,049
Ann M. Cunningham, MBA	119,784,433	7,179,969
Joanne Curley, Ph.D.	120,291,681	6,672,721
Margaret M. FitzPatrick, M.A.	120,290,269	6,674,133
Jerry B. Gin, Ph.D., MBA	97,710,760	29,253,642
Mary L. Rotunno, J.D.	120,267,897	6,696,505
Shawn K. Singh, J.D.	120,224,433	6,739,969

The Company’s Directors are elected by a plurality of the votes cast. Accordingly, each of the nominees named above was elected to serve on the Board of Directors until the 2022 Annual Meeting of Stockholders, or until her or his  successor is elected and qualified.

Proposal No. 2 – Amendment and Restatement of the 2019 Omnibus Equity Incentive Plan

	For	Against	Abstain
Votes	108,327,165	18,345,773	291,464

The vote required to approve an amendment and restatement of the Company’s 2019 Omnibus Equity Incentive Plan (the “Amended 2019 Plan”), which Amended 2019 Plan makes certain changes to the Company’s 2019 Omnibus Equity Incentive Plan, including increasing the number of shares of the Company’s common stock authorized for issuance thereunder from 7.5 million shares to 18 million shares, was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, the Company’s stockholders approved the Amended 2019 Plan at the Annual Meeting.

Proposal No. 3 – Ratification of Appointment of Auditors

	For	Against	Abstain
Votes	151,765,197	6,773,836	439,036

The vote required to ratify the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2022 was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent auditors for the fiscal year ending March 31, 2022.

For more information about the foregoing proposals, please review the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on July 29, 2021.

A transcript of the closing remarks made by Shawn K. Singh, J.D., the Company’s Chief Executive Officer and member of the Company’s Board of Directors following the adjournment of the Annual Meeting is attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be considered "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits Index

Exhibit No.	Description

99.1	Transcript of Closing Remarks at the VistaGen Therapeutics, Inc. 2021 Annual Meeting of Stockholders, dated September 17, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VistaGen Therapeutics, Inc.

Date: September 17, 2021	By:	/s/ Shawn K. Singh
Shawn K. Singh Chief Executive Officer

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